EXHIBIT 99.1

DISH Network Announces Commencement of Tender Offer to Purchase All Clearwire Corporation Class A Common Stock

ENGLEWOOD, Colo.—(BUSINESS WIRE)— DISH Network Corporation (NASDAQ: DISH) announced today that DISH Acquisition Holding Corporation, a Delaware corporation and a wholly owned subsidiary of DISH, has commenced a tender offer to purchase all outstanding shares of Class A Common Stock of Clearwire Corporation (NASDAQ: CLWR), including any shares of Class A Common Stock issued in respect of outstanding shares of Class B Common Stock, for $4.40 per share.

The tender offer is scheduled to expire at 12:00 midnight, New York City time, at the end of June 28, 2013, unless extended or terminated in accordance with the terms and conditions of the offer.

Today, DISH is filing with the Securities and Exchange Commission (the “SEC”) a tender offer statement on Schedule TO, including an offer to purchase and related letter of transmittal, setting forth in detail the terms of the offer.

Copies of the offer to purchase, letter of transmittal and other related material are available free of charge from Innisfree M&A Incorporated, the information agent for the tender offer, toll-free at (877) 456-3427.

About DISH

DISH Network Corporation (NASDAQ: DISH), through its subsidiary DISH Network L.L.C., provides approximately 14.092 million satellite TV customers, as of March 31, 2013, with the highest quality programming and technology with the most choices at the best value, including HD Free for Life®. Subscribers enjoy the largest high definition line-up with more than 200 national HD channels, the most international channels, and award-winning HD and DVR technology. DISH Network Corporation’s subsidiary, Blockbuster L.L.C., delivers family entertainment to millions of customers around the world. DISH Network Corporation is a Fortune 200 company. Visit www.dish.com.

Additional Information

This communication is neither an offer to purchase nor a solicitation of an offer to sell any shares of the capital stock of Clearwire Corporation (“Clearwire”) or any other securities. DISH Network Corporation (“DISH”) and DISH Acquisition Holding Corporation have filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the United States Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT, AS FILED AND AS IT MAY BE AMENDED FROM TIME TO TIME, WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to Innisfree M&A Incorporated at (212) 750-5833 or (877) 456-3427.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained herein may constitute “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of DISH to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about expectations of a potential transaction involving DISH and Clearwire, including satisfaction of conditions, future financial and operating results, DISH’s plans, objectives, expectations (financial or otherwise) and intentions relating to the potential transaction and other statements that are not historical facts. More information about such risks, uncertainties and other factors is set forth in DISH’s Disclosure Regarding Forward-Looking Statements included in its recent filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2012 and its quarterly report on Form 10-Q for the three months ended March 31, 2013. The forward-looking statements speak only as of the date made, and DISH expressly disclaims any obligation to update these forward-looking statements. Nothing herein shall be deemed to be a forecast, projection or estimate of the future financial performance of DISH, Clearwire Corporation or the enlarged DISH following the completion of the tender offer.

Investors:
Innisfree M&A Incorporated
Arthur Crozier/Jennifer Shotwell/Scott Winter
212-750-5833
or
DISH Network Corporation
Jason Kiser, 303-723-2210
jason.kiser@dish.com
or
Media Relations:
Bob Toevs, 303-723-2010
bob.toevs@dish.com

Source: DISH Network Corporation

News Provided by Acquire Media